UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2010

Hubbell Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Waterview Drive, Shelton, Connecticut		06484
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	475 882 4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010, Hubbell Incorporated (the "Company") entered into a new Change in Control Severance Agreement (each, a "Change in Control Agreement") with each of Timothy H. Powers, Chairman of the Board, President and Chief Executive Officer; David G. Nord, Senior Vice President and Chief Financial Officer; Richard W. Davies, Vice President, General Counsel and Secretary; James H. Biggart, Vice President, Treasurer; W. Robert Murphy, Executive Vice President, Marketing and Sales; Darrin S. Wegman, Vice President, Corporate Controller; Gary N. Amato, Group Vice President; Scott H. Muse, Group Vice President; and William T. Tolley, Group Vice President (each, a "Covered Executive"), pursuant to which each Covered Executive is eligible to receive certain severance payments and benefits upon certain terminations of employment in connection with a "change in control" of the Company, subject to the terms and conditions described in the Change in Control Agreements. These Change in Control Agreements replace existing Continuity Agreements entered into between the Company and each of the Covered Executives.

The new Change in Control Agreements differ from the Continuity Agreements in several important respects, including (1) the amount of severance payments payable under each new Change in Control Agreement is less than the amount of severance payments payable under the Continuity Agreement that it replaced and (2) the new Change in Control Agreements do not provide for any "Section 280G gross-up" payments (unlike the Continuity Agreements that they replaced). The Company believes that the new Change in Control Agreements more closely represent the evolving market standards in the area of post-change in control severance compensation.

The Change in Control Agreements provide that, upon a qualifying termination (generally, a termination of employment by the Company without "Cause" or by the Covered Executive for "Good Reason" in connection with a "Change in Control"), a Covered Executive will be entitled to receive (i) a lump-sum cash severance payment generally equal to 2.0 to 2.75 times, depending on position, the sum of such Covered Executive’s base salary at termination and average bonus received in the preceding three years; (ii) a lump-sum cash payment of any accrued but unpaid base salary, earned but unpaid bonus, a pro rata portion of the Covered Executive’s target bonus for the year of termination, and any accrued vacation pay; (iii) a lump-sum cash payment equal to the incremental value of 2.0 to 2.75 years of additional age and service credit under all non-qualified retirement plans in which such Covered Executive is eligible to participate; (iv) continued participation in medical, dental, vision and life insurance plans for a period of 2.0 to 2.75 years following such termination; and (v) outplacement services for up to one year following such termination. The cash severance payment multiple is subject to a provision whereby the multiple is reduced in monthly increments over the two-year period following the Covered Executive’s 63rd birthday, until it reaches one times the Covered Executive’s base salary and average bonus. Payments under the Change in Control Agreements are offset by severance or similar payments and/or benefits received by the Covered Executive under any other Company plan, program, agreement, policy, practice or arrangement.

In certain circumstances, if a Covered Executive would have otherwise incurred excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), such Covered Executive’s payments may be reduced to the "safe harbor amount" such that no such excise taxes would be due, if such reduction would result in the Covered Executive being in a better net after tax position. As mentioned above, the new Change in Control Agreements do not provide for any tax-gross up in the event the payments are not reduced, and thus the Covered Executives will be required to pay any excise taxes under Section 4999 of the Code. Payments under the Change in Control Agreements are intended to be exempt from or to comply with Section 409A of the Code and the Department of Treasury regulations and other guidance issued thereunder.

The foregoing description is qualified in its entirety by reference to the Change in Control Severance Agreement for each of the Covered Executives, which are attached hereto as Exhibit 10.1 to 10.9, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description
10.1 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Timothy H. Powers
10.2 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and David G. Nord
10.3 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Richard W. Davies
10.4 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and James H. Biggart
10.5 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and W. Robert Murphy
10.6 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Darrin S. Wegman
10.7 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Gary N. Amato
10.8 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Scott H. Muse
10.9 Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and William T. Tolley

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated

January 5, 2011	By:	/s/ Richard W. Davies

Name: Richard W. Davies
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Timothy H. Powers
10.2	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and David G. Nord
10.3	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Richard W. Davies
10.4	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and James H. Biggart
10.5	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and William R. Murphy
10.6	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Darrin S. Wegman
10.7	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Gary N. Amato
10.8	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and Scott H. Muse
10.9	Change in Control Severance Agreement, dated as of December 31, 2010, between Hubbell Incorporated and William T. Tolley